UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

16930 PARK ROW DR. SPIRIT ONE, #15-N055 HOUSTON, TX 77084	Your Vote Counts! CONOCOPHILLIPS 2025 Annual Meeting Vote by May 12, 2025 11:59 p.m. ET

V66219-P27724

You invested in CONOCOPHILLIPS and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material(s) for the Annual Meeting of Stockholders to be held on May 13, 2025.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 13, 2025 9:00 a.m. Central Time
Virtually at: www.virtualshareholdermeeting.com/COP2025

*Many stockholder meetings have attendance requirements. Please check the meeting materials for additional special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS
Nominees:
1a.	Dennis V. Arriola	For
1b.	Nelda J. Connors	For
1c.	Gay Huey Evans	For
1d.	Jeffrey A. Joerres	For
1e.	Ryan M. Lance	For
1f.	Timothy A. Leach	For
1g.	William H. McRaven	For
1h.	Sharmila Mulligan	For
1i.	Arjun N. Murti	For
1j.	Robert A. Niblock	For
1k.	David T. Seaton	For
1l.	R.A. Walker	For
2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	For
3.	Advisory Approval of Executive Compensation.	For
4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	For
5.	Remove Emissions Reduction Targets.	Against
6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V66220-P27724

McLane, Charlotte G (LDZX)

From:	SPECIMEN <id@proxyvote.com>
Sent:	Wednesday, March 12, 2025 5:32 PM
To:	Krause, Dominique
Subject:	#COP25PHIL# CONOCOPHILLIPS Annual Meeting %P27724_0_0123456789012345_0000001%

1

2025 Annual Meeting

May 13, 2025

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 21, 2025

Vote Common Shares by: May 12, 2025	Control Number: 0123456789012345

The 2025 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 13, 2025 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting.

Attend the Virtual Meeting
https://www.virtualshareholdermeeting.com/COP2025

2

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website above. You must enter your CONTROL NUMBER to vote.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. For most stockholders, internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 12, 2025.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

This email represents the following share(s):

CONOCOPHILLIPS - MARATHON OIL COMPANY	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS ESPP	123,456,789,012.00000
CONOCOPHILLIPS COMMON	123,456,789,012.00000

3

View documents: Annual Report | Notice of Meeting and Proxy Statement |

© 2025 Broadridge Financial Solutions Inc.

P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other registered marks belong to their respective owners.

Email Settings  | Terms and Conditions  | Privacy Statement

4

McLane, Charlotte G (LDZX)

From:	SPECIMEN <id@proxyvote.com>
Sent:	Wednesday, March 12, 2025 5:33 PM
To:	Krause, Dominique
Subject:	#COP25ACT# CONOCOPHILLIPS Annual Meeting %Z89538_0_0123456789012345_0000001%

1

2025 Annual Meeting

May 13, 2025

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 21, 2025

Control Number: 0123456789012345

Vote Plan Shares by: May 8, 2025

The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

The 2025 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on

2

May 13, 2025 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting.

Attend the Virtual Meeting
https://www.virtualshareholdermeeting.com/COP2025

We are providing you, as an employee stockholder of our Company, with electronic copies of the Annual Meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote.

Notice of Fiduciary Vote — As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 13, 2025 Annual Meeting of Stockholders. By electing to direct the Trustee's vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares and you must act in the best interest of all participants of the Savings Plan. Fiduciary duties are described further in the Savings Plan Summary Plan Description.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 8, 2025.

If you would like to receive hard copies of the Annual Meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of

3

the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system.

This email represents the following share(s):

CONOCOPHILLIPS - MARATHON OIL COMPANY	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS - LEVERAGED - ACTIVE	123,456,789,012.00000
CONOCOPHILLIPS - STOCK FUND - ACTIVE	123,456,789,012.00000

View documents: Annual Report | Notice of Meeting and Proxy Statement |

© 2025 Broadridge Financial Solutions Inc.

P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other registered marks belong to their respective owners.

Email Settings  | Terms and Conditions  | Privacy Statement

4

McLane, Charlotte G (LDZX)

From:	SPECIMEN <id@proxyvote.com>
Sent:	Wednesday, March 19, 2025 4:21 PM
To:	Krause, Dominique
Subject:	#COP25NON# CONOCOPHILLIPS Annual Meeting %Z89539_0_0123456789012345_0000001%

1

2025 Annual Meeting

May 13, 2025

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 21, 2025

Control Number: 0123456789012345

Vote Plan Shares by: May 8, 2025

This email contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

The 2025 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 13, 2025 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the

2

following link. You will also need the control number below to enter the meeting.

Attend the Virtual Meeting
https://www.virtualshareholdermeeting.com/COP2025

As a participant in the Savings Plan, you may direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your interest as of March 21, 2025, the record date for the 2025 Annual Meeting of Stockholders. We are providing you, as an employee stockholder of our Company, with electronic copies of the Annual Meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 8, 2025.

If you would like to receive hard copies of the Annual Meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system.

This email represents the following share(s):

3

CONOCOPHILLIPS - MARATHON OIL COMPANY	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS - LEVERAGED - ACTIVE	123,456,789,012.00000
CONOCOPHILLIPS - STOCK FUND - ACTIVE	123,456,789,012.00000

View documents: Annual Report | Notice of Meeting and Proxy Statement |

© 2025 Broadridge Financial Solutions Inc.

P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other registered marks belong to their respective owners.

Email Settings  | Terms and Conditions  | Privacy Statement

4

McLane, Charlotte G (LDZX)

From:	SPECIMEN <id@proxyvote.com>
Sent:	Thursday, March 13, 2025 3:30 PM
To:	Krause, Dominique
Subject:	#COP25INT# CONOCOPHILLIPS Annual Meeting %Z89540_0_0123456789012345_0000001%

2025 Annual Meeting

May 13, 2025

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 21, 2025

Control Number: 0123456789012345

Vote Plan Shares by: May 6, 2025

The 2025 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 13, 2025 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting.

Attend the Virtual Meeting

https://www.virtualshareholdermeeting.com/COP2025

Our records indicate that either (i) you have elected to receive electronic copies of the Annual Meeting materials OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Voting will be accepted until 11:59 p.m. (ET) on May 6, 2025.

If you would like to receive hard copies of the Annual Meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system.

This email represents the following share(s):

CONOCOPHILLIPS - SHARE OWNERSHIP PLAN	123,456,789,012.00000
CONOCOPHILLIPS - SHARE INCENTIVE PLAN	123,456,789,012.00000
CONOCOPHILLIPS - AUSTRALIA SHARES	123,456,789,012.00000
CONOCOPHILLIPS - NORWAY SHARES	123,456,789,012.00000
CONOCOPHILLIPS - SPA	123,456,789,012.00000
CONOCOPHILLIPS - SPA P66 SHARES	123,456,789,012.00000
CONOCOPHILLIPS - MARATHON OIL COMPANY	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000

View documents: Annual Report | Notice of Meeting and Proxy Statement |

© 2025 Broadridge Financial Solutions Inc.

P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other registered marks belong to their respective owners.

Email Settings  | Terms and Conditions  | Privacy Statement